UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2021

GREENBOX POS

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Suite 102

San Diego, CA 92108

(Address of principal executive offices)

(619) 631-8261

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GBOX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On April 21, 2021, the Board of Directors (the “Board”) of GreenBox POS (the “Company”) appointed Mr. Benjamin Chung as the Company’s Chief Financial Officer.

Benjamin Chung, 45, was, from 2012 until the present, the founder and was a managing partner at Benjamin & Ko, a public accounting and consulting firm (“Ben & Ko”). From 2010 through June 2012, Mr. Chung was the International Controller and International Chief Financial Officer for American Apparel, Inc., a global vertically integrated apparel manufacturing and retail company that was publicly traded on the NYSE American. From 2008 to 2010, Mr. Chung was a Partner at BDO Korea and Senior Manager of the Korea Desk for BDO USA. From January 2007 to October 2008, Mr. Chung was a Director of Internal Audit of Big 5 Sporting Goods, Inc., a retailer in consumer sporting goods. From 2004 to 2007, Mr. Chung was an Audit Manager at Ernst & Young and PwC. From 1999 to 2004, Mr. Chung was an Audit Manager at PricewaterhouseCooper. Mr. Chung was also previously an Audit Committee Chair and Board Member for Franklin Wireless Corp, a public company listed on NASDAQ, between 2016 and June 2020. He has an undergraduate degree from California State Polytechnic University, Pomona and is a certified public accountant.

Mr. Chung will receive an annual base salary of $320,000 and a sign on bonus of $100,000. Mr. Chung will receive a stock issuance in the amount of 100,000 shares with a grant price of $7.63 under the Company’s employee stock option plan. As a full-time employee, he will be able to participate in the Company’s benefit programs.

Family Relationships

There are no family relationships between Mr. Chung and any director or other executive officer of the Company.

Related Party Transactions

Ben & Ko provided accounting services to the Company starting in 2020 and continuing into 2021. The total amount the Company paid to Ben & Ko since January 2020 was lower than the dollar threshold in Item 404(a) of Regulation S-K. As of the date of this filing, Mr. Chung owns 50% of Ben & Ko. Mr. Chung will be selling his ownership stake in Ben & Ko over the coming months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Dated: April 26, 2021	By:	/s/ Ben Errez
Ben Errez
Executive Vice President